                             ---------------------

                               VARIABLE DEFERRED
                                    ANNUITY

                             ---------------------



May 1, 2003
As Supplemented
February 2, 2004
----------------



                                   PROSPECTUS

                                   State Farm Life and Accident
                                   Assurance Company



[Logo of
State Farm
Insurance]
                                    profile

                           Profile Dated May 1, 2003
                       As Supplemented February 2, 2004
                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY
STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT
                   OF STATE FARM LIFE AND ACCIDENT ASSURANCE
                                    COMPANY

                                 P.O. Box 2307
    Bloomington, Illinois 61702-2307 Telephone: (888) 702-2307 (Toll free)

This profile is a summary of some of the more important points that you should know and consider before purchasing a policy. The full prospectus that accompanies this profile more fully describes the policy. Please read that prospectus carefully and retain it for future reference.
''We,'' ''us,'' ''our,'' and ''State Farm'' refer to State Farm Life and Accident Assurance Company.
''You'' and ''your'' refer to the owner of a Policy.

1. What Is The Policy?
The Policy is a contract between you and State Farm Life and Accident Assurance Company. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium or by making periodic premium payments, or both, and you add money when you can. When you want annuity payments to begin, you choose an ''Annuity Date,'' and we will start sending you payments. This profile also discusses other ways to access your money.
The Policy permits you to allocate premiums to six subdivisions, or ''subaccounts,'' of the State Farm Life and Accident Assurance Company Variable Annuity Separate Account (the ''Variable Account''). Each subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the ''Fixed Account''), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity payments you receive.
The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59 1/2 years old, you may have to pay income tax and an additional 10% tax penalty. When you decide you want to start receiving annuity payments, you can choose an annuity option that will provide you with a lifetime income.
If you participate in a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. Therefore, if you are considering purchasing a tax-qualified Policy, you should contact your attorney or tax advisor regarding suitability of the Policy for your situation.

2. What Are My Annuity Options?
When you want to begin receiving annuity payments, you can choose from four annuity options:
Life Annuity -- You will receive payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive payments for as long as you live).
Life annuity with certain period -- You will receive payments as long as the Annuitant lives or to the end of the certain period, if longer.
Joint and last survivor life annuity -- You will receive payments as long as the Annuitant or a second designated person (such as your spouse) is alive. Fixed year annuity -- You will receive payments for the number of years you select.
We will use the money you accumulate under your Policy to provide annuity payments.
You tell us how much of your money to apply to fixed annuity payments and how much to apply to variable annuity payments. We will allocate Policy value that you apply to provide fixed annuity payments to the Fixed Account. Under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity,'' the amount of each annuity payment will be the same. Under the ''fixed years'' annuity option, the payments will never be less than the minimum payment stated in the Policy.
We will allocate Policy value that you apply to provide variable annuity payments to the Funds you select, and the amount of each annuity payment will vary according to the investment performance of those Funds.

3. How Do I Purchase A Policy?
You can purchase a Policy through any one of our authorized agents. Under most circumstances, the minimum initial premium for a non-tax-qualified Policy is $1,200 and $600 for tax-qualified Policies. (If you participate in one of our special monthly payment plans, you may pay monthly premiums of $100 or more for non-tax-qualified plans and $50 or more for tax-qualified plans). The minimum initial premium requirements are higher if you are age 66 or more. You may pay additional premiums of at least $50 at any time before the Annuity Date.
To purchase a tax-qualified Policy, generally you must be at least 16 years old and not older than age 70 (age 85 for a Roth IRA, age 80 for a Roth IRA in New
York). You may purchase a non-tax-qualified Policy if you are not more than 85 years old (80 years old in New York).

4. What Are My Allocation Options?
There are seven different allocation options under the Policy. You can allocate premiums to one or more of the six ''subaccounts'' of the Variable Account. Each subaccount, in turn, invests in a corresponding Fund of the State Farm Variable Product Trust. The six Funds are:
  .  Large Cap Equity Index Fund
  .  Small Cap Equity Index Fund
  .  International Equity Index Fund
  .  Stock and Bond Balanced Fund
  .  Bond Fund
  .  Money Market Fund
You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy value in the Fixed Account at an effective annual rate of at least 3%.

5. What Are The Expenses Under The Policy?
Insurance Charges. Once each year, we deduct a $30 Annual Administrative Fee. We currently waive this charge if the amount of total premiums you have paid is at least $50,000.
We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15% (and guaranteed under the policy not to exceed an annual rate of 1.25%).
Surrender Charge. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) when you take annuity payments, or (3) when we pay proceeds upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity.'' We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy years have elapsed or how the Death Benefit is paid. We calculate the surrender charge as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.
Fund Expenses. There are Fund expenses, which, in 2002, ranged on an annual basis from 0.31% to 0.78% of the average daily value of your money invested in the Funds.
The following chart is designed to help you understand the expenses that you will pay under the Policy.
The column "Total Annual Insurance Charges" shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.58%) and the 1.25% maximum mortality and expense risk charge. (The mortality and expense risk charge currently charged is 1.15% and the maximum guaranteed charge permitted under the Policy is 1.25%.) The column "Total Annual Fund Charges" shows the investment charges for each Fund (before waiver or reimbursement). The column "Total Annual Charges" shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Charges columns.
The next two columns show you two examples of the charges, in dollars, you would pay under a Policy for each $10,000 you paid when you purchased the Policy. The examples assume that the Annual Administrative Fee is 0.58% and that your Policy earns 5% annually before charges. For more information about the expenses under the Policy, including certain voluntary expense limitation arrangements with the Funds' investment adviser that may reduce Fund expenses, refer to the "Fee Table" in the full prospectus that accompanies this Profile.

                                                            If you surrender or
                                                               annuitize your       All charges
                                  Total    Total            Policy at the end of     excluding
                                 Annual   Annual     Total    1 year you would   surrender charges,
                                Insurance  Fund     Annual   pay the following    assessed over a
Fund (1)                         Charges  Charges   Charges       expenses         10 year period
--------                        --------- -------   ------- -------------------- ------------------
Large Cap Equity Index Fund       1.83%    0.31%     2.14%          $942               $2,523
Small Cap Equity Index Fund       1.83%    0.50%     2.33%          $960               $2,719
International Equity Index Fund   1.83%    0.78%     2.61%          $987               $2,002
Bond Fund                         1.83%    0.55%     2.38%          $965               $2,771
Money Market Fund                 1.83%    0.47%     2.30%          $957               $2,689
Stock and Bond Balanced Fund      1.83%    0.46%(1)  2.29%          $956               $2,678

(1)The investment adviser to the Funds is not paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund. However, the investment adviser will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests -- the Large Cap Equity Index Fund and the Bond Fund. Under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, approximate indirect investment charges can be derived for the Stock and Bond Balanced Fund.

6. How Will My Investment in The Policy Be Taxed?

You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income and in certain circumstances also may be subject to a 10% penalty tax.

7. How Do I Access My Money?

Prior to the Annuity Date, you can choose among several different options if you want to take money out of your Policy:

  .  You can withdraw part of your money (a surrender charge may apply).

  . You can surrender the Policy taking the proceeds as a single lump sum payment or applying the proceeds to an annuity option (a surrender charge may apply).

  . You can also take withdrawals using our systematic withdrawal program (a surrender charge may apply).

After the Annuity Date, if you have selected the ''fixed year'' annuity option, you may request withdrawals.
The amount of the surrender charge that may apply to withdrawals and surrenders you take before the Annuity Date ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty. Withdrawals and surrenders from certain tax-qualified Policies may be restricted.

8. How Is The Performance of The Policy Presented?

The value of your Policy will fluctuate depending on the investment performance of the Funds in which your selected Subaccounts invest.
State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. More detailed information about performance data appears in the Statement of Additional Information.

9. Does The Policy Have A Death Benefit?
The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in good order.
The Death Benefit amount will be the greater of:
    (1)the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or
    (2)the Policy Accumulation Value.
If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:
    (3)the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.
The Maximum Anniversary Value, which is determined on each Policy Anniversary, is a calculation involving Policy Accumulation Values, premium payments, withdrawals and applicable surrender charges.

10. What Other Information Should I Know?
The Policy has several additional features, including the following:
Free-Look Right. You have a ''free-look right''; that is, the right to return the Policy to us at the Securities Products Department or to an authorized
State Farm agent and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of
(1) the premiums paid under the Policy, or (2) your Policy value (without the deduction of a surrender charge). We allocate all premiums to the Fixed Account during the free-look period; solely for this purpose, we assume your free-look period starts 10 days after we issue your Policy.
Transfers. On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account. The minimum amount of Policy value that may be transferred from a Subaccount is $250, or, if less, the entire Policy value in that Subaccount. You may also transfer Policy value from the Fixed Account to another Subaccount(s), but only once each Policy year and only during the 30-day period following the end of each Policy year. The maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity payments have been elected.
Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the Money Market Fund or the Subaccount investing in the Bond Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations.
Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.
Interest Advantage Program. The Interest Advantage program provides an automatic quarterly transfer of an amount equal to the interest earned on monies allocated to the Fixed Account to any Subaccounts. Certain limitations apply.
Systematic Withdrawal Program. Our systematic withdrawal program provides an automatic monthly, quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Surrender charges may apply and certain restrictions apply.

11. How Can I Make Inquiries?
If you need further information about the Policy, please write the Securities Products Department, call us at (888) 702-2307 (toll free), or contact a registered State Farm Agent. The address of the Securities Products Department:
     State Farm Securities Products Department
     Three Statefarm Plaza, N-1
     Bloomington, IL 61791-0001
     Telephone: (888) 702-2307 (Toll free)
prospectus

                         PROSPECTUS DATED MAY 1, 2003
                       As Supplemented February 2, 2004
                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY

        STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE ANNUITY
                               SEPARATE ACCOUNT
               OF STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                     Telephone: (888) 702-2307 (Toll free)

Unless otherwise indicated, this prospectus describes the Policy's operation before the annuity date. Please refer to the Index of Terms for definitions of certain terms used in this prospectus.

State Farm Life and Accident Assurance Company ("State Farm," "we," "us," or "our") is offering the individual variable deferred annuity policy described in this prospectus. State Farm designed the variable annuity policy (the "Policy") to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the "Owner," "you," or "your") can purchase the Policy by making a minimum initial premium payment, by making periodic payments under a special monthly purchase plan, or both.
To purchase a tax-qualified Policy, generally you must be at least 16 years old and not older than age 70 (age 85 for a Roth IRA, age 80 for a Roth IRA in New
York). You may purchase a non-tax-qualified Policy if you are not more than 85 years old (80 years old in New York).
The Owner determines the amount and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value
  . to the State Farm Life and Accident Assurance Company Variable Annuity Separate Account (the "Variable Account"), and
  .  to State Farm's general account (the "Fixed Account").

The Variable Account is divided into subaccounts (each, a "Subaccount"). Each Subaccount invests in a corresponding investment portfolio ("Fund") of State Farm Variable Product Trust (the "Trust"). The Funds currently available are:
  .  Large Cap Equity Index Fund
  .  Small Cap Equity Index Fund
  .  International Equity Index Fund
  .  Bond Fund
  .  Money Market Fund
  .  Stock and Bond Balanced Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.
The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:
  .  four annuity options
  .  a minimum Death Benefit upon the Annuitant's death
  . dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know before purchasing a Policy. Please read this prospectus carefully and retain it for future reference. A prospectus for the State Farm Variable Product Trust must accompany this prospectus and should be read in conjunction with this prospectus.

A Statement of Additional Information ("SAI") contains additional information about the Policy and the Variable Account. We filed the SAI with the Securities and Exchange Commission and the SAI has the same date as this prospectus. The SAI is incorporated herein by reference. The Table of Contents for the SAI is on the last page of this prospectus. You may obtain a free copy of the SAI by writing to or calling State Farm at the address or phone number shown above. The SEC maintains an Internet site at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding other registrants that file electronically with the SEC.

INTERESTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE POLICIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE AN EXISTING ANNUITY CONTRACT OR INSURANCE POLICY WITH THIS POLICY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

table of


                               Table of Contents


              Index of Terms                                    2
              Fee Table                                         3
              EXAMPLE                                           5
              Condensed Financial Information                   6
                1.  What is the Policy?                         7
                2.  What are my Annuity Options?                7
                3.  How Do I Purchase A Policy?                 8
                   Applying for a Policy                        8
                   Initial Premium                              8
                   Issuance of a Policy                         8
                   Exchange Privilege: Deferred Annuity         8
                   Mutual Fund Exchange Offer for Certain
                   Policy Owners                                8
                   Free-Look Right to Cancel Policy             9
                   Making Additional Premium Payments           9
                   Anti-Money Laundering Compliance             9
                4.  What Are My Allocation Options?             9
                   Premium Allocations                          9
                   Subaccount Options                          10
                   Fixed Account Option                        10
                   Transfers                                   11
                   Dollar-Cost Averaging Program               11
                   Portfolio Rebalancing Program               11
                   Interest Advantage Program                  12
                   Policy Accumulation Value                   12
                   Cash Surrender Value                        12
                   Subaccount Policy Accumulation Value        12
                   Accumulation Unit Value                     12
                   Net Investment Factor                       12
                   Fixed Policy Accumulation Value             13
                5.  What are the Expenses Under the Policy?    13
                   Surrender Charge                            13

                 Annual Administrative Fee                       13
                 Transfer Processing Fee                         13
                 Mortality and Expense Risk Charge               14
                 Fund Expenses                                   14
                 Additional Deposit Rider Charge                 14
              6.  How Will My Investment in the Policy be Taxed? 14
                 Introduction                                    14
                 Tax Status of the Policies                      14
                 Tax Treatment of Annuities                      15
                 Taxation of Non-Qualified Policies              15
                 Taxation of Qualified Policies                  15
                 Other Tax Consequences                          17
              7.  How Do I Access My Money?                      17
                 Withdrawals                                     17
                 Surrenders                                      17
                 Systematic Withdrawal Program                   17
                 Requesting Payments and Telephone
                 Transactions                                    17
              8.  How Is the Performance of the Policy
                 Presented?                                      18
              9.  Does the Policy Have A Death Benefit?          19
             10.  What Other Information Should I Know?          20
                 State Farm and the Variable Account             20
                 Modification                                    21
                 Distribution of the Policies                    21
                 Legal Proceedings                               21
                 Reports to Policy Owners                        21
                 Insurance Marketplace Standards
                 Association                                     21
                 Financial Statements                            21
             11.  How Can I Make Inquiries?                      22
            Table of Contents of the Statement of Additional
            Information                                          23

             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THOSE JURISDICTIONS WHERE SUCH
                                   OFFERING
                             MAY LAWFULLY BE MADE.


                                                                       contents

Index of Terms

Accumulation Unit -- A unit of measure used to calculate Variable Policy Accumulation Value.
Accumulation Unit Value -- The value of a Subaccount's Accumulation Unit. A Subaccount's Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.
Annuitant -- The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.
Annuity Date -- You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. Payment intervals start on this date. The first annuity payment is at the end of the first payment interval.
Cash Surrender Value -- The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.
Code -- The United States Internal Revenue Code of 1986, as amended.
Final Annuity Date -- The Policy Anniversary when the Annuitant is age 95 (90 in New York).
Fixed Account -- Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.
Fixed Annuity Payment -- An annuity payment supported by our General Account. Under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity,'' the amount of each annuity payment will be the same. Under the ''fixed years'' annuity option, the payments will never be less than the minimum stated in the Policy.
Fixed Policy Accumulation Value -- The Policy Accumulation Value in the Fixed Account.
Fund -- An investment Portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.
General Account -- Our assets not allocated to the Variable Account or any other separate account.
Initial Premium Payment -- The amount shown in the Policy that you paid on the Policy Date.
Net Asset Value Per Share -- The value per share of any Fund on any Valuation Day. The prospectus for the Trust describes the method of computing the Net Asset Value Per Share.
Payee -- If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.
Policy Accumulation Value -- The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.
Policy Date -- The effective date of this Policy.
Policy Month, Year, Or Anniversary -- Each Policy Month, Year, or Anniversary is measured from the Policy Date.
Request -- A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish. Requests are not deemed received until they are received by the Securities Products Department.
SEC -- The United States Securities and Exchange Commission.
Securities Products Department -- Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001. Telephone: 1-888-702-2307 (toll free).
Subaccount -- A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.
Subaccount Policy Accumulation Value -- The Policy Accumulation Value in a Subaccount.
Successor Owner -- Your Successor Owner is named in the application if you are not the Annuitant.
Valuation Day -- Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount's corresponding Fund does not value its shares.
Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.
Variable Account -- A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value. Variable Annuity Payment -- An annuity payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.
Variable Policy Accumulation Value -- The sum of all Subaccount Policy Accumulation Values.

terms

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy, or transfers Policy Accumulation Value between the Subaccounts and the Fixed Account.

Transaction Expenses


Charge                                                                                    Amount Deducted
Maximum Surrender Charge (as a percentage of the amount withdrawn or surrendered)(1)                  7%

Transfer Processing Fee(2)                                                                $25 per transfer in excess
                                                                                          of 12 transfers per year

Additional Deposit Rider Charge(3)                                                        3% of the deposit plus
                                                                                          the lesser of 2% of the
                                                                                          deposit or $100


(1)Surrender charges are calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value without incurring a surrender charge. This amount is called the "Free Withdrawal Amount." The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The total surrender charge we deduct cannot exceed 8 1/2% of the total premiums you have paid under the Policy. The surrender charge may be waived in certain additional circumstances. See the "What are the Expenses Under the Policy?--Surrender Charge" section of this prospectus.

(2)We currently do not assess a transfer charge, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12 transfers.

(3)The Additional Deposit Rider permits Policy Owners of certain tax-qualified Policies to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity option in order to increase the amount of payment under the annuity option you select.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses


             Charge                                Amount Deducted
             Annual Administrative Fee (4)               $30

             Separate Account Annual Expenses:     Maximum Current
             Mortality and Expense Risk Charge (5)  1.25%   1.15%


(4)The Annual Administrative Fee is waived if total premiums paid are at least $50,000.

(5)The current charge is the amount currently charged; the maximum charge is the maximum guaranteed amount permitted by the Policy.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Trust.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):


                                                     Minimum Maximum
            Total Annual Fund Operating Expenses
            (expenses that are deducted from Fund
             assets, including management
             fees, distribution and/or service
             (12b-1) fees, and other expenses)        0.31%   0.78%


The following tables show the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

                                     Investment                   Total
                                      Advisory  12b-1  Other     Annual
     Fund                               Fees    Fees  Expenses Expenses(5)
     Large Cap Equity Index Fund        0.26%    N/A    0.05%     0.31%
     Small Cap Equity Index Fund        0.40%    N/A    0.10%     0.50%
     International Equity Index Fund    0.55%    N/A    0.23%     0.78%
     Money Market Fund                  0.40%    N/A    0.07%     0.47%
     Bond Fund                          0.50%    N/A    0.05%     0.55%
     Stock and Bond Balanced Fund(6)    0.36%    N/A    0.10%     0.46%

(5)The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index
   Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses were:


                                       Investment                 Total
                                        Advisory  12b-1  Other    Annual
       Fund                               Fees    Fees  Expenses Expenses
       International Equity Index Fund    0.55%    N/A    0.20%    0.75%
       Stock and Bond Balanced Fund(6)    0.36%    N/A    0.05%    0.41%

(6)The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate indirect investment advisory fee and approximate indirect Other Expenses of those underlying Funds have been derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own other expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses shown in the table above, the Annual Administrative Fee, the maximum guaranteed Mortality and Expense Risk Charge, and underlying Fund fees and expenses (before waiver or reimbursement).

The Example assumes that you invest $10,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender or annuitize your Policy at the end of the applicable time period:

                                        1 Year 3 Years 5 Years 10 Years
        Large Cap Equity Index Fund      $942  $1,176  $1,486   $2,523
        Small Cap Equity Index Fund      $960  $1,231  $1,581   $2,719
        International Equity Index Fund  $987  $1,313  $1,719   $3,002
        Bond Fund                        $965  $1,246  $1,606   $2,771
        Money Market Fund                $957  $1,223  $1,566   $2,689
        Stock and Bond Balanced Fund     $956  $1,220  $1,561   $2,678

2. If you do not surrender your Policy:

                                        1 Year 3 Years 5 Years 10 Years
        Large Cap Equity Index Fund      $222   $686   $1,175   $2,523
        Small Cap Equity Index Fund      $242   $744   $1,273   $2,719
        International Equity Index Fund  $271   $830   $1,416   $3,002
        Bond Fund                        $247   $760   $1,299   $2,771
        Money Market Fund                $239   $735   $1,258   $2,689
        Stock and Bond Balanced Fund     $238   $732   $1,253   $2,678

Condensed Financial Information
The following table shows the value of an Accumulation Unit for each Subaccount and the number of outstanding accumulation units since the Variable Account began operations through the fiscal year ending December 31, 2002. Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.

                                                                    Year Ended December 31,
                                                             --------------------------------------
                                                              2002    2001    2000    1999    1998
                                                             ------- ------- ------- ------- ------
Large Cap Equity Index
  Accumulation unit value at Beginning of period              $11.38  $13.10  $14.62  $12.29 $10.00
  Accumulation unit value at end of period                     $8.73  $11.38  $13.10  $14.62 $12.29
  Number of Accumulation units Outstanding at end of period  764,287 704,694 578,800 332,663 41,309
Small Cap Equity Index
  Accumulation unit value at Beginning of period              $11.06  $10.97  $11.48   $9.66 $10.00
  Accumulation unit value at end of period                     $8.68  $11.06  $10.97  $11.48  $9.66
  Number of Accumulation units Outstanding at end of period  357,714 327,134 274,889 139,569 18,069
Bond
  Accumulation unit value at Beginning of period              $12.08  $11.14  $10.38  $10.56 $10.00
  Accumulation unit value at end of period                    $13.02  $12.08  $11.14  $10.38 $10.56
  Number of Accumulation units Outstanding at end of period  278,561 238,173 188,403 128,390 24,013
Money Market
  Accumulation unit value at Beginning of period              $11.58  $11.29  $10.77  $10.36 $10.00
  Accumulation unit value at end of period                    $11.59  $11.58  $11.29  $10.77 $10.36
  Number of Accumulation units Outstanding at end of period  123,647 110,088  98,808  59,777 12,203
International Equity
  Accumulation unit value at Beginning of period               $9.11  $11.77  $13.97  $11.20 $10.00
  Accumulation unit value at end of period                     $7.54   $9.11  $11.77  $13.97 $11.20
  Number of Accumulation units Outstanding at end of period  400,398 362,025 284,252 134,966 17,048
Stock and Bond Balanced
  Accumulation unit value at Beginning of period              $11.54  $12.11  $12.55  $11.35 $10.00
  Accumulation unit value at end of period                    $10.21  $11.54  $12.11  $12.55 $11.35
  Number of Accumulation units Outstanding at end of period  152,548 154,176 144,398 107,265  6,265

Financial Statements -- The Statement of Additional Information includes financial statements for the Variable Account and State Farm, and the reports of the independent accountants.

1. What is the Policy?
The Policy is an individual variable deferred annuity policy that State Farm Life and Accident Assurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See "How Will My Investment in the Policy be Taxed?". The Policy may not be available in all states. For information about compensation paid for the sale of Policies, see "What Other Information Should I Know? -- Distribution of the Policies."

When you pay premiums, you can allocate those premiums to one or more of the six subdivisions (also known as "Subaccounts") of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the "Subaccount Policy Accumulation Value," will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.
You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See "What Are My Allocation Options? -- Fixed Account Option."
You can request that we transfer Policy Accumulation Value from one account to another, subject to certain conditions. See "What Are My Allocation Options? -- Transfers."

2. What are my Annuity Options?
  . You choose the Annuity Date when you want annuity payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (90 in New York). You select an annuity option from those listed below, and indicate whether you want your annuity payments to be fixed or variable or a combination of fixed and variable.
  . If you do not select an annuity option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1.
  . On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity payments.
If your Policy has been in force for at least five Policy Years, and you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.
We will base your first annuity payment, whether fixed or variable, on the amount of proceeds applied under the annuity option you have selected and on "annuity purchase rates" based on the Annuitant's age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.
If you have told us you want fixed annuity payments, under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will never be less than the minimum payment stated in the Policy.
If you told us you want variable annuity payments, the amount of variable annuity payments will vary according to the investment performance of the Funds you have selected to support your variable annuity payments.
You can choose either 1, 3, 6, or 12 month intervals to receive annuity payments. Payment intervals start on the Annuity Date. The first annuity payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.
We may require satisfactory proof that the Annuitant is living when each annuity payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

options
investing


If you have selected the "fixed years" annuity option, you may request withdrawals at any time.
The available annuity options are:

Option 1 -- Life Annuity. Payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 -- Life Annuity with Certain Period. Payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Owner.

Option 3 -- Joint and Last Survivor Life Annuity. Payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 -- Fixed Years. Payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Owner.
You may elect State Farm's "Additional Deposit Rider." This feature is available only in connection with certain tax-qualified Policies. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100.

3. How Do I Purchase A Policy?
Applying for a Policy. To purchase a Policy, you must

  . complete an application and submit it to an authorized State Farm agent, and

  . pay an initial premium at least equal to the minimum required and/or make periodic payments under a special monthly payment plan.
See "Initial Premium," below. We reserve the right to reject an application for any lawful reason.
Initial Premium. You may purchase the Policy to use in connection with tax-qualified plans, or on a non-tax-qualified basis.

  . To purchase a non-tax-qualified Policy, you may not be more than 85 years old (80 years old in New York) on the Policy Date.

  . To purchase a tax-qualified Policy, you must be at least 16 years old and not older than 70 years old (85 years old for Roth IRA, 80 for a Roth IRA in New York) on the Policy Date.

You must also make a minimum initial premium payment or make periodic payments under a special monthly payment plan, depending on how old you are and whether you are purchasing a tax-qualified or non-tax-qualified Policy, as shown in the following table:


                                              Issue Age      Issue Age
                                                0-65         66 or more
       Minimum initial premium
       required for non-tax-qualified
       Policy                                  $1,200          $5,000
                                           ($100 per month
                                         for special monthly
                                            payment plan)
       Minimum initial premium
       required for tax-qualified Policy        $600           $25,000
                                           ($50 per month    ($2,000 for
                                         for special monthly  Roth IRA)
                                            payment plan)

Issuance of a Policy. Once we receive your initial premium and your completed application at the Securities Products Department, we will usually issue your Policy within two Valuation Days. However, if you did not give us all the information we need, we will try to contact you to get the additional needed information. If we cannot complete the application within five Valuation Days, we will either send your money back or obtain your permission to keep your money until we receive all the necessary information.
The Policy Date of your Policy will be the date we receive the initial premium, except when we receive the premium on the 29th, 30th, or 31st of any month. The Policy Date of these Policies will be the 28th of that month.
Exchange Privilege: Deferred Annuity. State Farm will permit the policy owner of a State Farm Deferred Life Annuity contract which has not yet been annuitized to exchange such contract for a Policy. If you exchange a State Farm Deferred Life Annuity for a Policy, State Farm will waive any surrender charge on the Deferred Life Annuity. We can change this program at any time.

Mutual Fund Exchange Offer for Certain Policy Owners
Certain Policy Owners have the right to surrender their Policy or withdraw part of their Policy Accumulation Value and use the proceeds to purchase Class A or Class B shares of State Farm Mutual Fund Trust (the ''Retail Mutual Fund''). The Retail Mutual Fund is a registered investment company that is managed by State Farm Investment Management Corp., the investment adviser to the Trust. If you exchange your Policy for Retail Mutual Fund shares, we will not charge any exchange fee at the time of the exchange, and we will waive the surrender charge that would otherwise be applicable to surrender of a Policy or withdrawal of a portion of a Policy.

Before deciding to make an exchange, you should carefully read the prospectus for the Retail Mutual Fund. Mutual funds are not variable deferred annuities like the Policy, and therefore any investment in a mutual fund does not have the same features as your Policy, such as the death benefit and the right to annuitize. The following charges may be imposed if you exchange your Policy, or a portion of your Policy, for shares of any series of the Retail Mutual Fund:
  . The front-end sales charge on the purchase of Class A shares of the Retail Mutual Fund (which will be waived if your Policy is not subject to a surrender charge);
  .  The Administrative Fee under the Policy; and
  . The contingent deferred sales charge on the subsequent redemption of Class B shares of the Retail Mutual Fund (calculated from the date of the original purchase of your Policy).
Requirements. We will determine, in our sole discretion, who can make an exchange offer, the time period(s) during which the ability to make an exchange offer is available, and when to terminate your ability to make an exchange offer. We may also establish fixed periods of time for exchanges under a particular Policy (a "window") of at least 60 days in length, and limit the number of exchanges you may make.
The ability to make an exchange offer also is subject to the following limitations:
  . If the surrender charge that we waive is less than the front-end sales charge you would incur on Class A shares, the proceeds of the surrender or withdrawal of the Policy can be used only to purchase Class B shares of the Retail Mutual Fund; and
  . Before July 15, 2003, only those persons who purchased a Policy as funding for a tax-qualified retirement plan under Internal Revenue Code sections 401(a), 408 or 408A may participate in the exchange offer.
  .  On or after July 15, 2003, only those persons who
    . purchased a Policy before July 15, 2003 as funding for a tax-qualified retirement plan under Internal Revenue Code section 403(b) may participate in the exchange offer if the exchange occurs before July 15, 2004; or
    . purchased a Policy on or after May 1, 2001 and before July 15, 2003 as funding for a tax-qualified retirement plan under Internal Revenue Code sections 401(a), 408 or 408A may participate in the exchange offer if the exchange occurs before the tenth Policy Anniversary.
  . If you purchased your Policy on or after July 15, 2003, you are not eligible to participate in the exchange offer.
Taxes. There should be no adverse tax consequences for tax-qualified retirement plan participants who elect to exchange from a Policy to the Retail Mutual Fund. Further Information. You can contact your registered State Farm agent for more information on your ability to make an exchange offer.
Free-Look Right to Cancel Policy. During your "free-look" period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:
    (1)the premium payments made under the Policy during the free-look period;
       or
    (2)the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy at the Securities Products Department (if you return the Policy to the Securities Products Department), or when our agent receives the Policy (if you return the Policy to the agent) for cancellation.
Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. For any premium we receive after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at the Securities Products Department. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.
Anti-Money Laundering Compliance. We are required to comply with various anti-money laundering laws and regulations. Consequently, we may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time we believe a Policy Owner may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, we may choose not to establish a new account or may be required to "freeze" a Policy Owner's account. We may also be required to provide a governmental agency with information about transactions that have occurred in a Policy Owner's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit us to inform the Policy Owner of the actions described above.

4. What Are My Allocation Options?
Premium Allocations. When you apply for a Policy, you specify the percentage of premium you wish to allocate to each Subaccount of the Variable Account and to the Fixed Account.
  . Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

  . You can change the allocation percentages at any time by sending a satisfactory written or telephone request to the Securities Products Department (provided we have your telephone authorization on file). The change will apply to all premiums received at the same time or after we receive your request.
Until the free-look period expires, we allocate all premiums to the Fixed Account. At the end of this period, we transfer Policy Accumulation Value to the Subaccounts and/or leave it in the Fixed Account based on the premium allocation percentages in effect at the time of the transfer. Solely for this purpose, we assume your free-look period begins 10 days after we issue your Policy. The transfer from the Fixed Account to the Subaccounts upon the expiration of the free-look period does not count as a transfer for any other purposes under the Policy.
Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. ("SFIM") serves as the investment adviser of the Trust and conducts the business and affairs of the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds. The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).
  . The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's(R) Composite Index of 500 Stocks/1/. This Fund will pursue its objective by investing primarily on a capitalization- weighted basis in the securities that make up the S&P 500.
  . The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000(R) Small Stock Index/2/. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.
  . The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital

(1) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

(2) The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)


(3) The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

     International Europe, Australia and Far East Free Index (the "EAFE(R) Free")/3/. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.
  . The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.
  . The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and the Bond Fund.
  . The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. THE U.S. GOVERNMENT DOES NOT INSURE OR GUARANTEE AN INVESTMENT IN THE MONEY MARKET FUND. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.
The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust's prospectus in conjunction with this prospectus. See also "What Other Information Should I Know? -- State Farm and the Variable Account, The Trust."
The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser.
Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See ''What Other Information Should I Know? -- State Farm and the Variable Account, State Farm's Fixed Account Option.'' There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. See ''Transfers,'' below.
Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.
You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.
After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity payments have been elected.
You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request at the Securities Products Department. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See ''How Do I Access My Money? --Requesting Payments and Telephone Transactions.'' There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused ''free'' transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.
Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by a Policy Owner develops, we reserve the right not to process the transfer request.
Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the ''Money Market Subaccount'') or the Subaccount investing in the Bond Fund (the ''Bond Subaccount'') to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.
You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.
Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.
Interest Advantage Program. The Interest Advantage program permits you to systematically transfer on a quarterly basis an amount equal to the interest earned on monies allocated to the Fixed Account to any combination of Subaccounts. You specify the allocation percentages for the Subaccounts to which these amounts will be transferred. Transfers will be made quarterly to the Subaccounts you select. With the Interest Advantage program, amounts you allocate to the Fixed Account earn interest at rates determined in our sole discretion, which in no event will be less than an effective annual rate of 3% per year, compounded annually, while an amount equal to the interest earned is automatically transferred quarterly into the Subaccounts. The Interest Advantage program involves a dollar-cost averaging strategy. Dollar-cost averaging involves investing in the Subaccounts at regular intervals of time, so you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Subaccount units when their value is low as well as high. Dollar cost averaging does not assure a profit or protect against a loss in the Subaccounts.
You may elect to participate in the Interest Advantage program at any time on or after February 2, 2004 and before the Annuity Date by sending us a written request. The minimum Fixed Account Accumulation Value required to initiate the Interest Advantage program is $2,500. If the Fixed Account Accumulation Value is less than $500 on a scheduled transfer date, the transfer will not occur. Once elected, the Interest Advantage program remains in effect from the date we receive your request until (1) the Annuity date, (2) you cancel the program by written request or telephone, if we have your telephone authorization on file, or (3) the Policy Owner changes, whichever occurs first. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for the Interest Advantage program and a transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Interest Advantage transfers are not counted toward the maximum 25% or $1,000 of Fixed Policy Accumulation Value that may be transferred from the Fixed Account during any Policy Year. You may participate in the Interest Advantage program at the same time you participate in either the dollar-cost averaging program or the portfolio rebalancing program. If an Interest Advantage transfer is scheduled for the same Valuation Day as a dollar-cost averaging transfer or a portfolio rebalancing transfer, we will process the Interest Advantage transfer first. If an Interest Advantage transfer is scheduled on a day that is not a Valuation Day, then the transfer will occur on the next Valuation Day. We reserve the right to discontinue offering the Interest Advantage program at any time and for any reason.
Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.
Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.
Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount's Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount's Accumulation Unit Value for that Valuation Day.
Accumulation Unit Value. A Subaccount's Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.
Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any ''ex-dividend'' date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.
Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers from the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5. What are the Expenses Under the Policy?
State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs, and the risks State Farm assumes under or in connection with the Policies.
  . Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant's Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; and (5) the distribution of various reports to Owners.
  . Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business.
  . Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant's Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.
We may profit from each of the charges we deduct, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

Surrender Charge
If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. The total surrender charge deducted cannot exceed 8 1/2% of the total premiums paid. We may also deduct a surrender charge when you take annuity payments or when proceeds are paid upon the Owner's death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity." See "What are my Annuity Options?" We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See "Does the Policy have a Death Benefit?"
If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table," at the beginning of this prospectus.
Example of Calculation of Surrender Charge. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.
Waiver of Surrender Charge. Except in New York, we will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is "Terminally Ill" or has been confined continuously to an "Eligible Hospital" or "Eligible Nursing Home" for at least three months before the date we receive the request. "Terminally Ill," "Eligible Hospital," and "Eligible Nursing Home" are defined in the Policy.

Annual Administrative Fee
We will deduct an annual administrative fee (1) on each Policy Anniversary, (2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We will waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis.

Transfer Processing Fee
We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.

Mortality and Expense Risk Charge
State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See "What Are My Allocation Options? -- Net Investment Factor."

Fund Expenses
Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of each Fund's advisory fees and other expenses can be found in the front of this prospectus in the Fee Table. For a description of each Fund's expenses, advisory fees and other expenses, see the prospectus for the Trust.

Additional Deposit Rider Charge
You may elect State Farm's "Additional Deposit Rider." This feature is available only in connection with certain tax-qualified Policies. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. See "What are my Annuity Options?"

6. How Will My Investment in the Policy be Taxed?
THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

Introduction
The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the "IRS").
You may purchase the Policy on a non-tax-qualified basis ("Non-Qualified Policy") or purchased on a tax-qualified basis ("Qualified Policy"). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Tax Status of the Policies
Diversification Requirements. The Code requires that the investments of the Variable Account be "adequately diversified" in order for Non-Qualified Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.
Investor Control. In certain circumstances, owners of non-qualified variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death of Owner" rules in the Statement of Additional Information for a further discussion of the rules for paying proceeds upon an Owner's death.

Other required distribution rules may apply to Qualified Policies.
The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

Tax Treatment of Annuities
We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

Taxation of Non-Qualified Policies
Non-Natural Person. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the "investment in the contract" (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.
Withdrawals. When a withdrawal from a Non-Qualified Policy occurs (including a withdrawal under the systematic withdrawal program), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner's investment in the Policy at that time.
In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.
Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
  .  made on or after the taxpayer reaches age 59 1/2;
  .  made on or after the death of an Owner;
  . attributable to the taxpayer's becoming disabled; or . made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Consult a tax adviser with regard to exceptions from the penalty tax.
Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.
Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under a payment option, they are taxed in the same way as annuity payments.
Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant or Payee other than an Owner, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.
Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Policies. All Non-Qualified deferred annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Taxation of Qualified Policies
The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.
In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Distributions. Annuity payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner's investment in the contract to the participant's total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract is often zero. For Roth IRAs, distributions are generally not taxed, except as described below.
For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the later of (1) the calendar year in which the plan participant reaches age 70 1/2 or (2) the calendar year in which the plan participant retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the plan participant's death.
Withholding. Distributions from certain qualified plans generally are subject to withholding for the Owner's federal income tax liability. The withholding rates vary according to the type of distribution and the Owner's tax status. The Owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions that are required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to non-taxable distributions or if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.
Brief descriptions follow of the various types of qualified retirement plans in connection with a Policy. We will endorse the Policy as necessary to conform it to the requirements of such plan.
Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice. Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA program, under which certain employers may provide contributions to SIMPLE IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.
Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance of employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to tax penalties. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

Prototype Safe Harbor 401(k) Plan. A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $12,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2003 may be permitted to make an additional $2,000 "catch-up" contribution. Employers must either match their employees' contributions (up to 4% of compensation) or make a non-elective contribution of 3% of compensation to all eligible employees. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's plan is called "Safe Harbor" because the provisions eliminate the requirement for extensive non-discrimination testing.

Other Tax Consequences
As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.
Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

7. How Do I Access My Money?
You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See "Does the Policy have a Death Benefit?" When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See "What are my Annuity Options?"

Withdrawals
You may request to withdraw part of the Cash Surrender Value at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request withdrawals after the Annuity Date. See "What are my Annuity Options?") You may make requests for withdrawals in writing or by telephone, if we have your telephone authorization on file. See "Requesting Payments and Telephone Transactions," below. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See "Requesting Payments and Telephone Transactions," below. Withdrawals are subject to income tax and may be subject to a 10% penalty tax, and may be limited or restricted under certain Qualified Policies. When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

Surrenders
You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request a surrender after the Annuity Date. See "What are my Annuity Options?") The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See "Requesting Payments and Telephone Transactions," below. Surrenders are subject to income tax and may be subject to a 10% penalty tax, and may be limited under certain Qualified Policies.

Systematic Withdrawal Program
The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request to the Securities Products Department. Once we have received your request, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.
We will assess any applicable surrender charge on these withdrawals. See "What are the Expenses Under the Policy? -- Surrender Charge." We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

Requesting Payments and Telephone Transactions
Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to the Securities Products Department or give them to an authorized State Farm agent for forwarding to the Securities

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

Products Department. Transaction requests are not deemed received until they are received at the Securities Products Department. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at the Securities Products Department of all the documents required for such a payment. We will determine the payment amount as of the end of the Valuation Period during which the Securities Products Department receives all required documents. See "Does the Policy Have a Death Benefit?" for the documents required before a Death Benefit claim will be deemed in good order.
If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit generally through the State Farm Benefit Management Account(R), an interest bearing checking account. We will send the State Farm Benefit Management Account(R) checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account(R). We will pay interest on the amount in the State Farm Benefit Management Account(R) from the date we receive all required documents at the Securities Products Department to the date we close the State Farm Benefit Management Account(R). Amounts in the State Farm Benefit Management Account(R) are not insured by the Federal Deposit Insurance Corporation or any other agency, and unlike the assets in the variable account, are not protected against the claims of our other creditors.
We may delay making a payment or processing a transfer request if:
  . the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or
  . the SEC by order permits postponement of payment to protect State Farm's Policy Owners.
We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred. Telephone Transactions. You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in the portfolio rebalancing program, systematic withdrawal changes and address changes.
The Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions. Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your State Farm agent's or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the Securities Products Department or to a registered State Farm agent for forwarding to the Securities Products Department. Transaction requests are not deemed received until they are received at the Securities Products Department.

8. How Is the Performance of the Policy Presented?
State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. More detailed information about performance data appears in the Statement of Additional Information.
The yield of the Subaccount investing in the Money Market Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

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

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. "Standardized" average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated, but excluding any deductions for premium taxes. "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Surrender Charge and/or the Annual Administrative Fee. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.
We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in underlying funds, or investment series of underlying funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the Standard & Poor's(R) Index of 500 Common Stocks, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9. Does the Policy Have A Death Benefit?
The Policy offers a Death Benefit if the Annuitant dies before the Annuity
Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in good order. The following documents must be received by the Securities Products Department before a Death Benefit claim will be deemed in good order: a certified copy of the death certificate, the State Farm Claimant's Statement, the Request for Taxpayer Identification Number and Certification (IRS Form W-9), and the applicable
State Farm Insurance Companies Claim Election Form. Until we receive all of these required documents, the Policy Accumulation Value will remain invested in the Subaccounts and/or the Fixed Account based on the allocation percentages in effect at the time.
The Death Benefit amount will be the greater of:
    (1)the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or
    (2)the Policy Accumulation Value.
If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:
    (3)the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.
The Maximum Anniversary Value on the first Policy Anniversary is the greater of:
    (1)any premiums received on or after the Policy Date but before the first Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after the Policy Date but before the first
       Policy Anniversary; or
    (2)the Policy Accumulation Value, before we process any transactions on that date.
The Maximum Anniversary Value on each Policy Anniversary after the first until the Policy Anniversary when the Annuitant is age 80 is the greater of:
    (1)The Maximum Anniversary Value on the previous Policy Anniversary, plus any premiums received on or after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary; or
    (2)the Policy Accumulation Value on the current Policy Anniversary, before we process any transactions on that date.
The Maximum Anniversary Value on each Policy Anniversary after the Policy Anniversary when the Annuitant is age 80, is equal to the Maximum Anniversary Value applicable on the Policy Anniversary when the Annuitant was age 80, plus any premiums received on and after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary.
If the Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. The beneficiary must choose the annuity option as well as whether the annuity payments are to be fixed or variable or a combination of fixed and variable. See "What are My Annuity Options?" If no annuity option has been chosen for the Death Benefit to be paid, or if the annuity option chosen is not available, the Death Benefit generally will be paid through the State Farm Benefit Management Account(R).
See "How Do I Access My Money? -- Requesting Payments and Telephone Transactions." For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see "Payment of Proceeds Upon Death of Owner or Annuitant" in the Statement of Additional Information.
If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see "Death of Owner" in the Statement of Additional Information.

10. What Other Information Should I Know?

State Farm and the Variable Account
State Farm Life and Accident Assurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1960 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in New York and Wisconsin and is also licensed in Illinois and Connecticut. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.
State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm's general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.
BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, WE HAVE NOT REGISTERED INTERESTS IN THE FIXED ACCOUNT UNDER THE SECURITIES ACT OF 1933 NOR HAVE WE REGISTERED THE FIXED ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN A PROSPECTUS.
The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life and Accident Assurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act. The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of the Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.
The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.
The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. See the Trust's prospectus for more detail.
The Trust. State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. For more information concerning the investment adviser and investment sub-adviser, please see the accompanying prospectus for the Trust.
Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send Owners voting instruction materials, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Modification
  . We may modify the Policy as follows: to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;
  . to assure continued qualification of the Policy as an annuity under the Code; or
  . to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Distribution of the Policies
State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the NASD.
The Policies may not be available in all states. State Farm VP Management Corp. receives commissions of up to 2.5% of premiums paid in connection with the sale of the Policies. Up to an additional 2.5% of premium is paid on the first $2,000 of first-year premium.
The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as insurance agents. These registered representatives receive commissions for selling Policies calculated as a percentage of premiums. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

Legal Proceedings
State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Reports to Policy Owners
State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

Insurance Marketplace Standards Association
State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Financial Statements
The Statement of Additional Information contains the audited statutory basis statements of admitted assets, liabilities, capital and surplus for State Farm as of December 31, 2002 and 2001, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants. You should consider the financial statements of State Farm only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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

The Statement of Additional Information also contains the combined audited Generally Accepted Accounting Principles ("GAAP") basis statements of assets and contract owners' equity and surplus for the Variable Account as of December 31, 2002, and the related statements of operations for the year then ended and changes in contract owners' equity and surplus for the two years ended December 31, 2002, as well as the Report of the Independent Accountants.

11. How Can I Make Inquiries?
You may make inquiries regarding a Policy by writing to us at the Securities Products Department, by calling us at (888) 702-2307 (Toll free), or by contacting a registered State Farm agent.

Policy form numbers: Policy Series 97040 and 97090 in all states except MT, NY, WI; 97090 in MT, A97040 and A97090 in NY, WI table of




                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Policies and the Variable Account. The following is the Table of Contents for the Statement of
Additional Information. You can obtain a free copy of the

Statement of Additional Information by writing to us at the Securities Products Department or calling us at 1-(888) 702-2307 (Toll free).

                      Statement of Additional Information
                               Table of Contents


            Additional Policy Provisions

             The Policy

             Ownership

             Incontestability

             Error in Age or Sex

             Participation

             Assignment

            Calculation of Historical Performance Data

             Money Market Subaccount Yields

             Other Subaccount Yields

             Average Annual Total Returns

             Adjusted Historic Performance

             Other Total Returns

             Effect of the Annual Administrative Fee on Performance
               Data

             Use of Indexes

             Other Information

            Net Investment Factor
              Annuity Payment Provisions

               Amount of Fixed Annuity Payments

               Amount of Variable Annuity Payments

               Annuity Units

               Annuity Unit Value

              Payment of Proceeds Upon Death of Owner or Annuitant

               Death of Owner

               Death of Annuitant

              Addition, Deletion or Substitution of Investments

              Safekeeping of Account Assets

              Distribution of the Policies

              Legal Matters

              Experts

              Other Information

              Relationships with the Companies that Maintain the
                Benchmark Indices

              Financial Statements

                                      23



                                                                       contents

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                         FORWARDING SERVICE REQUESTED
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                                                                STATE FARM
                                                           INSURANCE COMPANIES

                                                             PRESORTED STANDARD







[LOGO] STATE FARM INSURANCE (R)

                                  Issued By:
                       State Farm Life Insurance Company
                    (Not licensed in New York or Wisconsin)
                State Farm Life and Accident Assurance Company
                     (Licensed in New York and Wisconsin)
                      Home offices: Bloomington, Illinois

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-888/702-2307
                   Investment Company Act File No. 811-08831

454-622.7-CH
                                                              Printed in U.S.A.